SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2004

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 7. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 26, 2004

Item 12. Results of Operation and Financial Condition

The Registrant issued a press release on January 26, 2004 announcing earnings for the fourth quarter of 2003 and for the entire 2003 fiscal year, the full text of which is incorporated by reference to this item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: January 26, 2004	By: /s/ ALAN BEDNER
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated January 26, 2004